SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

RiverNorth Funds

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RiverNorth Funds

444 W Lake Street, Suite 1700

Chicago, Illinois 60606

August 2, 2021

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (“Shareholders”) of the RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund and RiverNorth/Oaktree High Income Fund (together, the “Funds”), each a series of RiverNorth Funds (the “Trust”), at a special meeting of Shareholders to be held at the offices of RiverNorth Capital Management, LLC, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time (the “Meeting”). Shareholders of record as of the close of business on July 27, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Meeting is being called for Shareholders to vote on a proposal (the “Proposal”) to elect or re-elect five (5) individuals to the Board of Trustees of the Trust (the “Board”) and to transact such other business as may properly come before the Meeting. Each of the Board’s current Trustees and the Trust’s advisory Board member is standing for election or re-election at the Meeting. The Trust’s current Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, have unanimously recommended that the Proposal be submitted to Shareholders for approval at the Meeting. The enclosed Proxy Statement contains additional information about the Proposal.

All Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. If you have any questions regarding the Proposal or the voting process, please call our proxy agent, Computershare, toll-free at 866-905-2396. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

In light of the COVID-19 pandemic, the Funds are urging all shareholders to take advantage of voting by mail, by telephone or through the Internet. Additionally, while the Meeting is anticipated to occur as-planned, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding the Meeting via remote communications for the health and safety of all Meeting participants. Should this occur, the Funds will publicly announce the decision to do so in advance and will provide details on how shareholders may participate in the alternative meeting. Any announcement will also be posted to the Funds' website, www.rivernorth.com, following release. If you plan to attend the Meeting in person, please note that the Meeting will be held in accordance with any recommended and required social distancing and safety guidelines, as applicable.

Thank you for your investment in the Funds. I encourage you to exercise your rights in governing the Trust by voting on the Proposal. The Board unanimously recommends that you cast your vote FOR the proposal to elect or re-elect each proposed individual as a Trustee of the Trust, as described in the Proxy Statement.

Very truly yours,

/s/ Marc L. Collins
Marc L. Collins
Secretary and Chief Compliance Officer of the RiverNorth Funds

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on a proposal (“Proposal”) to elect or re-elect five (5) individuals to the Board of Trustees (the “Board”) of RiverNorth Funds (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”). The current Trustees of the Trust, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, have unanimously recommended that each proposed individual be submitted to the Trust’s shareholders for election or re-election at the Special Meeting of Shareholders (the “Meeting”). The 1940 Act requires a certain percentage of the Trustees of the Trust to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. The Board recommends that you vote for the Proposal in order to seat the Trust’s advisory Board member as a Trustee, elect or re-elect the Trust’s current Trustees and facilitate future compliance with the requirements of the 1940 Act.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which was July 27, 2021 (even if that person has since sold those shares), is eligible to vote on the Proposal.

Q.	Who are the individuals proposed for election or re-election as Trustees?

A.	John K. Carter, Patrick W. Galley, J. Wayne Hutchens, John S. Oakes and David M. Swanson are each standing for election or re-election as Trustees of the Trust. Messrs. Carter, Galley, Oakes and Swanson (each an “Incumbent Trustee” and together, the “Incumbent Trustees”) currently serve as Trustees of the Trust, while Mr. Hutchens (the “Nominee”) currently serves as an advisory Board member. More information about the Incumbent Trustees and Nominee is available in the Proxy Statement.

Q.	How many of the proposed individuals will be Independent Trustees if elected or re-elected?

A.	If elected or re-elected by shareholders, four (4) of the proposed individuals will not be considered to be “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Three (3) of the Incumbent Trustees proposed for election or re-election—Messrs. Carter, Oakes and Swanson—are currently Independent Trustees of the Trust. If elected by shareholders, Mr. Hutchens will also be an Independent Trustee of the Trust. Independent Trustees play a critical role in overseeing Trust operations and representing the interests of shareholders.

Mr. Galley is considered to be an “interested person” (as such term is defined in the 1940 Act) of the Trust because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC (the “Adviser”), each Fund’s investment adviser.

Q.	When will the proposed individuals take office?

A.	The Incumbent Trustees are currently Trustees of the Trust and are expected to continue serving as Trustees regardless of whether they are elected or re-elected by shareholders at the Meeting. If elected by shareholders at the Meeting, it is expected that Mr. Hutchens will cease serving as an advisory Board member and assume the role of Trustee of the Trust shortly after the Meeting.

Q.	How does the Board recommend that I vote?

A.	The Board, including all of the Board’s current Independent Trustees, recommends that you vote in favor of the Proposal.

Q.	What vote is required to approve the Proposal?

A.	The affirmative vote of a plurality of shares of all Funds, voting together and not separately by Fund, will be required to elect or re-elect the proposed individuals, provided that a quorum is present. This means that the five (5) proposed individuals who receive the highest number of votes cast at the Meeting will be elected or re-elected as Trustees of the Trust. Abstentions and broker non-votes will have no effect on the approval of the Proposal.

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Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Trust might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Trust would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Trust receives enough votes to act on the Proposal. Unless you attend the Meeting to vote in person, your vote must be received by 10:00 a.m. Central time on September 16, 2021.

Q.	How can I vote?

A.        You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.
o	By telephone, with a toll-free call to the phone number indicated on the proxy card.
o	By mailing in your proxy card.
o	In person at the Meeting at the offices of the Adviser, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Trust to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	The named proxies will vote your shares to approve the Proposal and at their discretion on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of the Proxy Statement.

Q.	May I revoke my proxy?

A.	You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Trust’s Secretary, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q.	Whom should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy agent, Computershare, toll-free at 866-905-2396.
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RiverNorth Funds

444 W Lake Street, Suite 1700

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 16, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders (“Shareholders”) of the RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund and RiverNorth/Oaktree High Income Fund (each a “Fund” and together, the “Funds”), each a series of RiverNorth Funds (the “Trust”), will be held at the offices of RiverNorth Capital Management, LLC, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time.

At the Meeting, Shareholders will be asked to act upon the following:

1.	To elect or re-elect the proposed individuals to the Board of Trustees of the Trust, and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board unanimously recommends that you cast your vote “FOR” the PROPOSAL TO Elect or re-elect each proposed individual as A Trustee of the Trust.

Any Shareholder who owned shares of a Fund as of the close of business on July 27, 2021 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any postponements or adjournments thereof. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by voting in person at the Meeting. The Notice of Special Meeting of Shareholders, Proxy Statement and proxy card are being mailed on or about August 9, 2021 to Shareholders as of the Record Date.

By Order of the Board of Trustees of RiverNorth Funds, on behalf of each Fund

/s/ Marc L. Collins
Marc L. Collins
Secretary and Chief Compliance Officer of
RiverNorth Funds

August 2, 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Funds reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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RiverNorth Funds

444 W Lake Street, Suite 1700

Chicago, Illinois 60606

PROXY STATEMENT

For

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 16, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of RiverNorth Funds (the “Trust”), for use at a Special Meeting of Shareholders (the “Meeting”) of the RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund and RiverNorth/Oaktree High Income Fund (each a “Fund” and together, the “Funds”), each a series the Trust, to be held at the offices of RiverNorth Capital Management, LLC (the “Adviser”), 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time, and at any and all adjournments thereof.

The Meeting has been called by the Board for the following purposes:

1.	To elect or re-elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You will find this Proxy Statement divided into four (4) parts:

Part 1	Provides details on the proposal to elect or re-elect the proposed individuals to the Board (the “Proposal”) (see page 6).

Part 2	Provides information about ownership of shares of the Funds (see page 13).

Part 3	Provides information on proxy voting and the operation of the Meeting (see page 16).

Part 4	Provides information on other matters (see page 19).

Please read this Proxy Statement before voting on the Proposal. You may call toll-free at 866-905-2396 if you have any questions about the Proxy Statement, or if you would like additional information on how to attend the Meeting and vote in person. Only shareholders of record as of the close of business on July 27, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

We anticipate that the Notice of Special Meeting of Shareholders, Proxy Statement and the proxy card will be mailed to Fund shareholders (“Shareholders”) beginning on or about August 9, 2021.

Annual and Semi-Annual Reports. The Funds’ most recent annual and semi-annual reports to Shareholders are available upon request at no cost. You may view these reports at the Funds’ website at www.rivernorth.com. You may also request a report by calling toll-free at 888-848-7569.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS

FOR THE MEETING TO BE HELD ON SEPTEMBER 16, 2021

The Proxy Statement for the Meeting is available at www.proxy-direct.com/riv-32285.

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PART 1

DESCRIPTION OF PROPOSAL

ELECTION OR RE-ELECTION OF PROPOSED INDIVIDUALS TO THE BOARD OF TRUSTEES OF THE TRUST

Background

Shareholders are being asked to vote on a proposal to elect or re-elect five proposed individuals to the Board. Four of the proposed individuals currently serve as Trustees of the Trust (together, the “Incumbent Trustees”) and are standing for election or re-election at the Meeting. One of the proposed individuals currently serves as an advisory Board member (the “Nominee”) and is standing for election to the office of Trustee of the Trust at the Meeting.

John K. Carter, Patrick W. Galley, J. Wayne Hutchens, John S. Oakes and David M. Swanson are each standing for election or re-election as Trustees of the Trust. Messrs. Carter, Galley, Oakes and Swanson are Incumbent Trustees. Messrs. Carter, Galley and Oakes were last elected as Trustees of the Trust by Shareholders in January 2013. Mr. Swanson was appointed as a Trustee of the Trust by the Board to fill a vacancy in November 2018. Mr. Hutchens is not currently a Trustee of the Trust but has served as an advisory Board member of the Trust since November 2020. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by Shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. To properly seat the Nominee as a Trustee of the Trust, to elect or re-elect the Incumbent Trustees and to facilitate future compliance with the requirements of the 1940 Act, the Board recommends that Shareholders elect or re-elect Messrs. Carter, Galley, Hutchens, Oakes and Swanson as Trustees of the Trust.

Mr. Galley is the only individual proposed for election or re-election at the Meeting who is considered to be an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Interested Trustee”). Messrs. Carter, Oakes and Swanson are not be considered to be “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) of the Trust. If elected by Shareholders, Mr. Hutchens will also be an Independent Trustee of the Trust.

The Incumbent Trustees are expected to continue serving as Trustees of the Trust regardless of whether they are elected or re-elected by Shareholders at the Meeting. If elected, it is expected that Mr. Hutchens will cease serving as an advisory Board member and assume the role of Trustee of the Trust shortly after the Meeting. The Incumbent Trustees and Nominee have each consented to stand for election or re-election at the Meeting and to serve on the Board for an indefinite term if elected. Should any Incumbent Trustee or the Nominee withdraw from the election, be unable to serve or for good cause will not serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Board members. Accordingly, each Incumbent Trustee and, if elected, the Nominee will hold office as a Trustee for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

Management

Management of the Trust

The Board supervises the business activities of the Trust. There are currently four Trustees, one of whom is an Interested Trustee and three of whom are Independent Trustees. In addition, the Trust has one advisory Board member who participates fully in meetings of the Board but does not act as a voting participant. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds’ investment adviser and sub-adviser (as applicable). The officers of the Trust manage the day-to-day operations and are responsible to the Board.

The following tables list the Incumbent Trustees, advisory Board member/Nominee and officers of the Trust and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Incumbent Trustee or advisory Board member/Nominee oversees and the other directorships held by the Incumbent Trustees or advisory Board member/Nominee during the past five years, if applicable. There are no familial relationships among the officers, Incumbent Trustees and advisory Board member/Nominee. Except as otherwise noted, the address for all individuals listed in the tables below is 325 N. LaSalle Street, Suite 645 Chicago, IL 60654. In addition, for purposes of the tables below, the Fund Complex consists of each series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth Flexible Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund II, Inc.

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Incumbent Interested Trustee

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during past Five Years
Patrick W. Galley(1) (1975)	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Executive Officer (2020 to present) and Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	10	N/A

(1)	Patrick W. Galley is considered an Interested Trustee because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Adviser.

Incumbent Independent Trustees

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during past Five Years
John K. Carter (1961)	Trustee	Indefinite/January 2013 to present	Partner, Law Office of John K. Carter, P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	10	Carillon Series Trust (11 funds) (2016 to present).
John S. Oakes (1943)	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017).	10	N/A
David M. Swanson (1957)	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	10	ALPS Variable Investment Trust (7 funds) (2006 to present)

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Independent Trustee Nominee (Current Advisory Board Member)

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during past Five Years
J. Wayne Hutchens (1944)	Advisory Board Member	Indefinite/ November 2020 to present	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (2012 to present); Trustee of Children’s Hospital Colorado (2012 to 2020).	10	ALPS Series Trust (11 funds)

Trust Officers
Name, Address, and Year of Birth	Position Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Jonathan M. Mohrhardt (1974)	Chief Financial Officer, Treasurer	Indefinite/February 2009 to present	President (since 2020) and Chief Operating Officer (2011 to present), RiverNorth Capital Management, LLC
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Indefinite/May 2012 to Present; Indefinite/January 2017 to Present	General Counsel and Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).

Board Leadership Structure and Oversight Responsibilities

Board Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust since the Trust’s inception. Mr. Galley is an Interested Trustee by virtue of his position of Chief Executive Officer and Chief Investment Officer of the Adviser. The Board is comprised of Mr. Galley, an advisory Board member and three Independent Trustees. In November 2020, the Board voted to appoint Mr. J. Wayne Hutchens as an advisory Board member. As an advisory Board member, Mr. Hutchens participates fully in the meetings of the Board, but does not act as a voting participant. Mr. Hutchens is not an “interested person” of the Trust, as defined under the 1940 Act. The Trust has designated Mr. John S. Oakes as its lead Independent Trustee. Governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. The Trust has an Audit Committee with Mr. Swanson, an Independent Trustee, acting as its Chair. Mr. Hutchens, an advisory Board member, assists Mr. Swanson in the administration and management of the Audit Committee. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. The Trust does not have a Qualified Legal Compliance Committee (“QLCC”). However, the Trust’s Audit Committee performs the duties of a QLCC if, and when necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings, and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder. During the fiscal year ended September 30, 2020, the Board held four meetings and each of the Incumbent Trustees attended or participated telephonically in at least 75% of the meetings of the Board and committee of the Board on which he served. The Trust does not have a policy regarding the attendance of Trustees at Shareholder meetings.

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Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marcus Collins in his role as Chief Compliance Officer of the Trust at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. The Trust’s Audit Committee consists of the Trust’s current Independent Trustees, Messrs. Carter, Oakes and Swanson. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of each Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee operates under a written charter approved by the Board. During the fiscal year ended September 30, 2020, the Audit Committee met three times.

Incumbent Trustees and Nominee Qualifications

Below is information about the Incumbent Trustees and Nominee and the attributes that qualify them to serve as Trustees of the Trust. Generally, the Board has concluded that each of the Incumbent Trustees and Nominee is competent to serve because of his individual overall merits, including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but believes that the experiences and backgrounds of the Incumbent Trustees and Nominee make them highly qualified to serve on the Board.

Incumbent Interested Trustee

Mr. Patrick W. Galley is an Interested Trustee by virtue of his positions with the Trust and the Adviser to each Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer of the Adviser. He is also the President and a portfolio manager of each Fund. His knowledge regarding the investment strategy of each Fund, more specifically the closed-end mutual fund industry, makes him uniquely qualified to serve as each Fund’s President.

Incumbent Independent Trustees

Mr. John K. Carter possesses extensive mutual fund industry experience. Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission (“SEC”) and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney is valuable to the Board, particularly when dealing with legally complex issues.

Mr. John S. Oakes has many years of experience in the securities industry. His background includes extensive management and leadership roles in both the brokerage and banking businesses. Additionally, he has served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Funds in their efforts to expand into different distribution channels.

Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 30 years of senior management and marketing experience, with approximately 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President of CEO of Scudder, Stevens & Clark, Canada, Ltd. And Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelor’s in Journalism from Southern Illinois University. The Board believes Mr. Swanson’s business, financial services and investment management experience adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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Nominee Independent Trustee

Mr. J. Wayne Hutchens was appointed as an advisory Board member in November 2020. Mr. Hutchens was President and CEO of the University of Colorado (“CU”) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. Mr. Hutchens was selected to serve as an advisory Board member, and is proposed for election as Trustee of the Trust, based on his business and financial services experience.

Compensation

Trustees of the Trust who are deemed to be “interested persons” of the Trust receive no compensation from the Funds or Trust. Each Trustee and advisory Board member who is not an “interested person” of the Trust receives a fee of $36,000 per year plus $1,500 per meeting attended from the Trust. In addition, the Chair of the Audit Committee receives $1,000 annually and the Lead Independent Trustee receives $250 annually. The Trust also reimburses the Trustees and officers for travel and other expenses relating to attendance at Board meetings.

The Trust’s officers receive no compensation directly from the Trust for performing the duties of their offices. Mr. Collins serves as the Trust’s Chief Compliance Officer and provides compliance services to the Trust. Mr. Collins is also an employee and the Chief Compliance Officer of the Adviser. Mr. Collins receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Funds, inclusive of a portion of the Chief Compliance Officer's compensation.

The following table shows compensation from each Fund and the Fund Complex for the fiscal year ended September 30, 2020. Patrick W. Galley is an interested person of each fund in the Fund Complex and has not received any compensation from any fund in the Fund Complex.

Individual	Aggregate Compensation from the RiverNorth/ Oaktree High Income Fund	Aggregate Compensation from the RiverNorth Core Opportunity Fund	Aggregate Compensation from the RiverNorth/ DoubleLine Strategic Income Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees/ Advisory Board Member(1)
Incumbent Interested Trustee
Patrick W. Galley	$0	$0	$0	$0	$0	$0
Incumbent Independent Trustees
John K. Carter	$977	$1,837	$39,186	$0	$0	$172,125
John S. Oakes	$983	$1,848	$39,419	$0	$0	$182,375
David M. Swanson	$977	$1,837	$39,186	$0	$0	$171,250
Nominee Independent Trustee
J. Wayne Hutchens	$0	$0	$0	$0	$0	$131,500

10

(1)	The Fund Complex consists of each series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth Flexible Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund II, Inc.

Ownership of the Funds

As of December 31, 2020, the Incumbent Trustees and advisory Board member/Nominee beneficially owned the following amounts in each Fund and the Fund Complex:

Dollar Range of Equity Securities in
Individual	RiverNorth/Oaktree High Income Fund	RiverNorth Core Opportunity Fund	RiverNorth/DoubleLine Strategic Income Fund	Fund Complex(1)
Incumbent Interested Trustee
Patrick W. Galley	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Incumbent Independent Trustees
John K. Carter	None	$50,001 - $100,000	None	$50,001 - $100,000
John S. Oakes	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
David M. Swanson	$1 - $10,000	$1 - $10,000	$1 - $10,000	$50,001 - $100,000
Nominee Independent Trustee
J. Wayne Hutchens	None	None	None	Over $100,000

(1)	The Fund Complex consists of each series of the Trust, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth Flexible Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund II, Inc.

As of July 27, 2021, the Independent Trustees and advisory Board Member and their immediate family members do not own beneficially or of record any class of securities of the Adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

Independent Auditor’s Fees

Cohen & Company, Ltd. (“Cohen”) has been selected to serve as the independent registered public accounting firm for each Fund for its current fiscal year, and acted as the independent registered public accounting firm for each Fund during its most recently completed fiscal year. Cohen has advised the Trust that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives Cohen will be present at the Meeting; however, representatives of Cohen are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement at the Meeting if they desire to do so.

11

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

During each of the last two fiscal years of the Funds, the independent registered public accounting firm billed the Trust for the following fees:

Audit Fees(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
2020	2019	2020	2019	2020	2019	2020	2019
$83,653	$85,289	$0	$0	$15,000	$15,000	$0	$0

(1)	“Audit Fees” are fees for professional services for the audit of each Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees.” This includes reviews of semi-annual financial statements.
(3)	“Tax Fees” are for professional services for preparing tax returns.
(4)	“All Other Fees” are for products and services other than those services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Non-Audit Fees

During each of the last two fiscal years of the Funds, the Cohen has billed the non-audit fees listed below for services provided to the entities indicated.

	Fiscal Year 2020	Fiscal Year 2019
Trust	$ 15,000	$ 15,000
Adviser	$ 0	$ 0

Pre-Approval

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Funds, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. There were no non-audit fees billed by Cohen for services rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provided ongoing services to the Funds during each of the last two fiscal years of the Funds.

The Board unanimously recommends that you cast your vote “FOR” the PROPOSAL TO Elect or re-elect each proposed individual as A Trustee of the Trust.

12

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares

Only Shareholders of record at the close of business on July 27, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting. On July 27, 2021, the following shares of each class of the Funds were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
RiverNorth Core Opportunity Fund
Class I Shares	5,878,618.106
Class R Shares	3,113,781.580

RiverNorth/DoubleLine Strategic Income Fund
Class I Shares	176,539,173.480
Class R Shares	12,731,959.597

RiverNorth/Oaktree High Income Fund
Class I Shares	4,320,079.027
Class R Shares	487,678.673

To the knowledge of the Trust, as of July 9, 2021, no single Shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of any class of a Fund’s outstanding Shares, except as described in the table below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or class or acknowledges the existence of control. A party that controls a Fund or class may be able to significantly affect the outcome of any item presented to Shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust as of July 9, 2021. As a result, the Trustees and officers as a group are not deemed to control the Trust.

The following table identifies those Shareholders known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of July 9, 2021. The Trust does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Fund and Class	Name And Address Of Beneficial Owner	Number of Shares Of Class Beneficially Owned	% Outstanding Shares Of A Class Beneficially Owned	Type of Ownership
RiverNorth Core Opportunity Fund – Class I Shares	WELLS FARGO CLEARING SERVICES, LLC PO BOX 66535 WILMINGTON, DE 19805	606,853.759	10.34%	Beneficial
	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	824,169.936	14.04%	Beneficial
	TD AMERITRADE, INC 200 SOUTH 108TH AVENUE OMAHA, NE 68154	359,077.547	6.12%	Beneficial
	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	1,469,277.565	25.03%	Beneficial
	NATIONAL FINANCIAL SERVICES, LLC. PO BOX 5000 MAIL ZONE ZE7F WEST LAKE HILLS, TX 78746	367,982.602	6.27%	Beneficial
	PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	1,781,516.521	30.34%	Beneficial
	MSCS FINANCIAL SERVICES, INC. 717 17TH ST STE 1300 DENVER, CO 80202	316,195.860	5.39%	Beneficial

13

Fund and Class	Name And Address Of Beneficial Owner	Number of Shares Of Class Beneficially Owned	% Outstanding Shares Of A Class Beneficially Owned	Type of Ownership
RiverNorth Core Opportunity Fund – Class R Shares	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	1,017,522.498	32.25%	Beneficial
	TD AMERITRADE, INC 200 SOUTH 108TH AVENUE OMAHA, NE 68154	598,750.239	18.97%	Beneficial
	NATIONAL FINANCIAL SERVICES, LLC. FIDELITY BROKERAGE 82 DEVONSHIRE ST BOSTON, MA 02109	762,442.695	24.16%	Beneficial
	MID ATLANTIC CAPITAL CORP. 1251 WATERFRONT PL STE 540 PITTSBURGH, PA 15222	225,489.061	7.15%	Beneficial
RiverNorth/DoubleLine Strategic Income Fund – Class I Shares	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	77,142,878.505	43.89%	Beneficial
	TD AMERITRADE, INC 200 SOUTH 108TH AVENUE OMAHA, NE 68154	18,979,131.602	10.80%	Beneficial
	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEST PALM BEACH, FL 33401	10,157,729.384	5.78%	Beneficial
	NATIONAL FINANCIAL SERVICES, LLC. PO BOX 770002 PO BOX 660 WOODLAND HILLS, CA 91367	27,237,366.108	15.50%	Beneficial
	PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	10,742,567.606	6.11%	Beneficial
RiverNorth/DoubleLine Strategic Income Fund – Class R Shares	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	5,668,213.997	44.54%	Beneficial
	TD AMERITRADE, INC 200 SOUTH 108TH AVENUE OMAHA, NE 68154	3,505,189.701	27.54%	Beneficial
	NATIONAL FINANCIAL SERVICES, LLC. PO BOX 640 82 DEVONSHIRE ST GREEN BAY, WI 54305	1,939,072.484	15.24%	Beneficial
RiverNorth/Oaktree High Income Fund – Class I Shares	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	346,072.769	8.01%	Beneficial
	RIVERNORTH DOUBLELINE STRAT INCOME 325 N LA SALLE STREET STE 645 CHICAGO IL 60654-7030	3,405,983.805	78.83%	Beneficial

14

Fund and Class	Name And Address Of Beneficial Owner	Number of Shares Of Class Beneficially Owned	% Outstanding Shares Of A Class Beneficially Owned	Type of Ownership
RiverNorth/Oaktree High Income Fund – Class R Shares	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	326,176.806	66.87%	Beneficial
	TD AMERITRADE, INC 200 SOUTH 108TH AVENUE OMAHA, NE 68154	55,803.752	11.44%	Beneficial
	NATIONAL FINANCIAL SERVICES CORP FIDELITY BROKERAGE 82 DEVONSHIRE ST BOSTON, MA 02109	77,981.992	15.99%	Beneficial

15

PART 3

INFORMATION ON PROXY VOTING AND THE OPERATION OF THE SPECIAL MEETING

The Proxy

The Board is soliciting proxies so that each Shareholder has the opportunity to vote on the Proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Proposal and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.

Who is Eligible To Vote

Shareholders of record of the Funds as of the close of business on July 27, 2021 are entitled to vote at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Shareholder Proposals

The Trust did not receive any Shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, Shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a Shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of Shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a Shareholder meeting. Any Shareholder proposal should be sent to the Trust’s Secretary, Mr. Marcus L. Collins, at the following address: Secretary, RiverNorth Funds, 325 N Lasalle St. Suite 645 Chicago, Illinois 60654.

Under the Trust’s Agreement and Declaration of Trust, and to the extent permitted by the 1940 Act, Shareholders holding at least 25% of the shares of a Fund or class thereof may call a meeting of Shareholders for purposes of any action warranting approval by the applicable Fund or class, provided that such Shareholders furnish a written application for such meeting to the Board and the Board does not call or give notice of such meeting for a period of 30 days after receiving the Shareholders’ written application.

Proxies, Quorum and Voting at the Special Meetings

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any Shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a later-dated, superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. The Secretary of the Trust, Mr. Marcus L. Collins, may be reached at the following address: Secretary, RiverNorth Funds, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a Shareholder’s identity, to allow Shareholders to vote their shares and to confirm that their instructions have been properly recorded.

16

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, Shareholders should go to the website indicated on the Shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of a majority of the shares of the Funds present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the Meeting, but will not be treated as affirmative votes for the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, Shareholders may vote to adjourn the Meetings in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A Shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Required Vote.

The affirmative vote of a plurality of shares of all Funds, voting together and not separately by Fund, will be required to elect or re-elect each of the proposed individuals as Trustees. This means that, provided a quorum is present, the five proposed individuals who receive the highest number of votes cast at the Meeting will be elected as Trustees. The proposed individuals will be elected even if they receive approval from less than a majority of the votes cast at the Meeting. Because they are running unopposed, all five proposed individuals are expected to be elected as Trustees, as all individuals who receive votes in favor will be elected, while votes not cast, or votes to withhold, will have no effect on the election outcome.

Method of Solicitation and Expenses

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. Certain officers, employees and agents of the Trust and Adviser may solicit proxies in person or by telephone, internet, facsimile transmission, or mail, for which they will not receive any special compensation. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means. The cost of this solicitation will be borne by the Trust.

Shareholder Communications

The Trust’s Board believes that it is important for Shareholders to have a process to send communications to the Board. Accordingly, a Shareholder wishing to communicate with the Board may do so in writing, signed by the Shareholder and setting forth: (a) the name and address of the Shareholder; (b) the number of shares of the Fund or Funds owned by the Shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: RiverNorth Funds, 325 N Lasalle St. Suite 645, Chicago, Illinois 60654.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted Shareholder communications. With respect to each properly-submitted Shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate committee of the Board or to the full Board at the committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate committee of the Board or to the full Board promptly after receipt.

17

The Secretary, in good faith, may determine that a Shareholder communication should not be provided to the appropriate committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or a committee of the Board, officers, or Shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

Other Matters to Come Before the Meetings

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

18

PART 4

OTHER MATTERS

Organization and Operation of the Trust

The Trust is an open-end diversified management investment company. The Trust has three separate series; each series issues two classes of Shares, all at no par value. The Trust is organized as an Ohio business trust and was formed by an Agreement and Declaration of Trust dated July 18, 2006.

The Trust’s principal executive offices are located at RiverNorth Funds, 325 N Lasalle St. Suite 645 Chicago, Illinois 60654. The Board of Trustees of the Trust supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust retains RiverNorth Capital Management, LLC, located at 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, as the investment adviser to each of the Funds. Oaktree Capital Management, L.P., located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, serves as sub-adviser to the RiverNorth/Oaktree High Income Fund. DoubleLine Capital, LP, located at 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071, serves as sub-adviser to the RiverNorth/DoubleLine Strategic Income Fund. ALPS Distributors Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as principal underwriter and distributor of each of the Funds. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado, 80203, provides the Trust with transfer agent, accounting, and administrative services.

Proxy Statement Delivery

If you and another Shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other Shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-888-848-7569 or write the Trust’s transfer agent at RiverNorth Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203

Fiscal Year

Each Fund’s fiscal year ends on September 30.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

19

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH/OAKTREE HIGH INCOME FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2021

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth/Oaktree High Income Fund (the "Fund"), a series of RiverNorth Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of RiverNorth Capital Management, LLC, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time (the "Meeting"), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

OAK_32285_071621
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 16, 2021. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/riv-32285

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John K. Carter	02. Patrick W. Galley	03. J. Wayne Hutchens	☐	☐	☐
04. John S. Oakes	05. David M. Swanson				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx OAK 32285 xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH CORE OPPORTUNITY FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2021

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Core Opportunity Fund (the "Fund"), a series of RiverNorth Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of RiverNorth Capital Management, LLC, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time (the "Meeting"). and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

OPP_32285_071621
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 16, 2021.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-32285

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John K. Carter	02. Patrick W. Galley	03. J. Wayne Hutchens	☐	☐	☐
04. John S. Oakes	05. David M. Swanson				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx OPP 32285 xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH/DOUBLELINE STRATEGIC INCOME FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2021

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth/DoubleLine Strategic Income Fund (the "Fund"), a series of RiverNorth Funds (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of RiverNorth Capital Management, LLC, 444 W Lake Street, Suite 1700, Chicago, Illinois 60606, on September 16, 2021 at 10:00 a.m. Central time (the "Meeting"), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

STRA_32285_071621
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 16, 2021.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-32285

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John K. Carter	02. Patrick W. Galley	03. J. Wayne Hutchens	☐	☐	☐
04. John S. Oakes	05. David M. Swanson				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

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B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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